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                                                                   EXHIBIT 10.10

                        1999 IRVINE SENSORS CORPORATION
                               STOCK OPTION PLAN


1.   Name, Effective Date and Purpose
     --------------------------------

     (a) This Plan document is intended to implement and govern the 1999 Stock Option Plan of Irvine Sensors Corporation, a Delaware corporation (the "Company"). The Plan provides for the granting of options that are either (i) intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) for the granting of options that are not intended to so qualify ("Nonstatutory Stock Options"). Unless specified otherwise, all the provisions of this Plan relate equally to both incentive and Nonstatutory Stock Options.

     (b)  This Stock Option Plan is established effective as of January   ,
1999. The purpose of this Plan is to promote the growth and general prosperity of the Company and its Affiliated Companies by permitting the Company, through the grant of Incentive Stock Options and Nonstatutory Stock Options ("Options") to purchase shares of its common stock, $0.01 par value ("Common Stock"), to attract and retain the best available persons for positions of substantial responsibility and to provide certain key employees, directors, consultants and advisors with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of this Plan, the term "Affiliated Companies" shall mean any component member of a controlled group of corporations, as defined under Section 1563 of the Code, in which the Company is also a component member.

2.   Administration
     --------------

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board").

     (b) The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options ("Optionees"), and, subject to the express provisions and restrictions of this Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of an Option other than those terms and conditions fixed under this Plan, the number of shares that may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the Plan, including but not limited to (i) setting different terms and conditions for different Options and
(ii) interpreting the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

     (c) The Board shall have the authority to delegate some or all of the powers granted to it pursuant to this Section 2 to a committee (the "Committee") appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, unless otherwise determined by the Board.


     (d)  The following definitions shall apply to the Plan:

          (i) Restricted Stockholder. An individual who, at the time an Option is granted under the Plan, beneficially owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or Subsidiary Corporations, if any, with stock ownership to be determined in light of the attribution rules set forth in Section 425 (d) of the Internal Revenue Code.
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          (ii)  Parent Corporation.  A corporation as defined in Section 425(e)
of the Code.

          (iii) Subsidiary Corporation. A corporation as defined in Section 425(f) of the Code.

          (iv) Employment. Includes the formal employment relationships, as well as directorships and/or consulting or other advisory relationships with the Company or any of its Affiliated Companies; however, the term "employee," as used in Section 3 of the Plan refers to the formal employment relationship only.

3.   Eligibility
     -----------

     (a) The Board (or the Committee, if so authorized by the Board) may, in its discretion, grant one or more Incentive Stock Options under the Plan to any employee of the Company or its Affiliated Companies, including any employee who is a Director of the Company or of any of its Affiliated Companies presently existing or hereafter organized or acquired. Such Incentive Stock Options may be granted to one or more such employees without being granted to other eligible employees, as the Board (or Committee) may deem fit.

     (b) The Board (or the Committee, if so authorized by the Board), may, in its discretion, grant one or more Nonstatutory Stock Options under the Plan to any employee, including officers or directors of the Company or any Affiliated Company, any director of the Company or any Affiliated Company, or any consultants or advisors of the Company or any Affiliated Company presently existing or hereafter organized or acquired. Such Nonstatutory Stock Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

4.   Stock to be Optioned
     --------------------

     The maximum aggregate number of shares that may be optioned and sold under the Plan is 2,650,000 shares of authorized Common Stock of the Company. This constitutes an absolute cumulative limitation on the total number of shares that may be optioned under the Plan. All shares to be optioned and sold under the Plan may be either authorized but unissued shares or shares held in the treasury. Shares of Common Stock that (a) are repurchased by the Company after issuance hereunder pursuant to the exercise of an Option or (b) are not purchased by the Optionee prior to the expiration of the applicable Option Period (as described hereinbelow) shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares that may be optioned hereunder.

5.   Option Price
     ------------

     (a) The Option Price for Incentive Stock Option shares of Common Stock to be issued under the Plan shall be not less than 100% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if so authorized by the Board), except that if on the date on which such Incentive Stock Option is granted the Optionee is a Restricted Stockholder, then such Option Price shall be not less than 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board (or the Committee, if so authorized). The fair market value of shares of Common Stock for all purposes of the Plan is to be determined by the Board (or the Committee, if so authorized by the Board) in its sole discretion, exercised in good faith.

     (b) The Option Price for Nonstatutory Stock Option shares of Common Stock to be issued under the Plan shall be determined by the Board (or the Committee, if so authorized by the Board) and shall not be less than 85% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if so authorized by the Board). The fair market value of shares of Common Stock for all purposes of the Plan is to be determined by the Board (or the Committee, if so authorized by the Board) in its sole discretion, exercised in good faith.

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6.   Term of Plan
     ------------

     The Plan shall become effective upon January   , 1999, and shall continue
in effect until January   , 2009, unless terminated earlier by action of the
Board. No Option hereunder may be granted after January   , 2009.

7.   Exercise of Option
     ------------------

     Subject to the restrictions, conditions and/or limitations set forth in this Plan document and/or any applicable Stock Option Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

     (a) Subject to the specific provisions of this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this Section 7, accelerate the time at which such Option or installment thereof may be exercised. For the purposes of this Plan, any accrued installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

     (b) Subject to the provisions of Subsections 7(c), (d) or (e) concerning the expiration of Options under the circumstances specified therein, an Option may be exercised when Accrued Installments accrue as provided in the terms under which such Option was granted and at any time thereafter within a period of ten years from the Option Grant Date of Incentive Stock Options (five years for Restricted Stockholders), and within a period of ten years from the Option Grant Date of Nonstatutory Stock Options, subject, however, to the further restrictions contained in this Section 7. In no event shall any Option be exercised on or after the tenth anniversary (fifth anniversary as to Restricted Stockholders) of the date on which the Option is granted by the Board, or by the Committee, if so authorized (hereafter the "Option Grant Date") of such Incentive Stock Options, or on or after the tenth anniversary of the Option Grant Date of such Nonstatutory Stock Options regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee). The fifth anniversary of the Option Grant Date and the tenth anniversary of the Option Grant Date shall be hereafter designated the "Fifth Anniversary Date" and the "Tenth Anniversary Date," respectively.

     (c) Notwithstanding the foregoing provisions of this Section 7, in the event a formal agreement is executed by the Company and other concerned parties with respect to any of the following transactions (a "Corporate Transaction"), outstanding Options will become fully exercisable for all of the shares at the time subject to such Option unless the successor company or parent thereof, if any, assumes the Options or issues substitute options as part of the Corporate Transaction. Corporate Transactions include: (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation or in which the stockholders do not retain at least a majority of the voting stock of the Company; (iii) the sale, exchange or other transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more Affiliated Companies); or (iv) a liquidation or dissolution of the Company. In the event of a Corporate Transaction, the immediately fully exercisable Options shall be exercisable until the earlier of (a) the applicable expiration date of the Option; or (b) the date of the Corporate Transaction. Notwithstanding the foregoing, in the event that any agreement pertaining to a Corporate Transaction shall be terminated without consummating the Corporate Transaction, any unexercised unaccrued installments that had become exercisable solely by reason of the provisions of this Subsection 7(c) shall again become unaccrued and unexercisable as of said termination of such agreement, subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which such Option was granted. Any exercise of an installment prior to said termination of said agreement shall remain effective notwithstanding that such installment became exercisable solely by reason of the Company entering into said agreement to dispose of the stock or assets of the Company.

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     (d)  Subject to the provisions of Subsection 7(e) hereinbelow involving the death or disability of an Optionee while an employee, director, consultant or advisor of the Company or an Affiliated Company, as of the effective date of the termination of employment or directorship of an Optionee of the Company (or Affiliated Company) for any reason other than death or disability (the "Termination Date"), any unexercised Accrued Installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of (i) the applicable expiration date of the Option; or (ii) 30 days following said Termination Date; provided, however, that the Board may extend such 30-day period for a period of up to the applicable Fifth Anniversary Date with respect to non-statutory stock options. Any installments under said Option which have not accrued as of said Termination Date shall expire and become unexercisable as of said Termination Date. Any portion of an Option that expires hereunder shall remain unexercisable and be of no effect whatsoever after such expiration notwithstanding that such Optionee may be reemployed by, or again become a director of or consultant or advisor to the Company or an Affiliated Company.

     (e) Notwithstanding the foregoing provisions of this Section 7, in the event of the death of an Optionee while an employee, director, consultant or advisor of the Company (or an Affiliated Company), or in the event of the termination of employment by reason of the Optionee's permanent and total disability, the unexercised Accrued Installments of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of (i) the applicable expiration date of the Option, or (ii) the date determined by the Board (or Committee) that is between six and 12 months from the date of the Optionee's death (if applicable), or (iii) the 12 months from the date of the termination of employment, directorship, consulting or advisory relationship by reason of disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option rights shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all terms and conditions of this Plan and the applicable Stock Option Agreement governing the exercise of Options granted hereunder. Any installments under a deceased Optionee's Option that have not accrued as of the date of his or her death shall expire and become unexercisable as of said date of death. Installments continue to accrue during the post-termination period of exercisability for Optionees who have suffered a permanent and total disability. For purpose of this Subsection 7(e), an Optionee shall be deemed employed by the Company (or Affiliated Company) during any period of leave or absence from active employment as authorized by the Company (or Affiliated Company).

     (f) An Option shall be deemed exercised when written notice of such exercise has been given to the Company at it principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or other acceptable forms of payment as provided in Section 10 of this Plan) for the shares with respect to which the Option is exercised has been received by the Company. Until the issuance of the stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in
Section 20.

     (g) An Option may be exercised in accordance with this Section 7 as to all or any portion of the shares covered by an Accrued Installment of the Option from time to time during the applicable option period, but shall not be exercisable with respect to fractions of a share.

     (h) As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

     (i) During the lifetime of an Optionee, an Option may be exercised only by the Optionee.

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8.   Authorization to Issue Options and Stockholder Approval
     -------------------------------------------------------

     Options granted under the Plan shall be conditioned upon the Company obtaining any required permits from appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to issue such Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within 60 days. The grant of Options under the Plan also is conditioned on approval of the Plan by the vote or written consent of the holders of a majority of the outstanding shares of the Company's Common Stock; and no Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved.

9.   Limit on Value of Optioned Shares
     ---------------------------------

     With respect to Incentive Stock Options granted, the aggregate fair market value, as determined at the time the Option is granted, of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any single Optionee during any calendar year under this Plan and any other plans of the Company or an Parent or Subsidiary, may not exceed $100,000.

10.  Payment of Exercise Price
     -------------------------

     Options may be exercised by payment of the option price (i) in cash or cash equivalent; (ii) by tender to the Company of shares of the Company's Common Stock owned by the Optionee having a value, as determined by the Board not less than the exercise price, and which either have been owned by the Optionee for more than six months or which were not acquired, directly or indirectly, from the Company; (iii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon exercise of the option ("Same Day Sale"), (iv) in the case of employees of the Company or any Affiliated Company, by the Optionee's recourse promissory note, (v) by the withholding of shares being acquired upon exercise of the Option having a value, as determined by the Board, not less than the exercise price; or (vi) by such other consideration and method of payment as the Board, in its sole discretion, may allow. The Board (or Committee, if so authorized) may restrict the forms of payment permitted in connection with any Option grant. Any permitted promissory note shall be due and payable not more than five years after the Option is granted, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest under the Code. The Board has the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of stock acquired on exercise of the Option and/or with other collateral acceptable to the Company. Optionees may elect to have shares withheld upon exercise to satisfy tax withholding obligations.

11.  Stock Option Agreement
     ----------------------

     The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement (hereinafter referred to as the "Agreement") executed by the Company and the person to whom the Option is granted. Each Agreement shall contain the following provisions approved by the Board (or the Committee):

     (a) A provision fixing the number of shares which may be issued upon exercise of the Option:

     (b)  A provision establishing the Option price per share:

     (c) A provision establishing the times and the installments in which Options may be exercised;

     (d)  A provision incorporating therein this Plan by reference;

     (e) A provision clarifying which Options are intended to be Incentive Stock Options and which are intended to be Nonstatutory Stock Options;

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

     (f) A provision fixing the maximum duration of an Option as not more than ten years from the Option Grant Date, except in the case of Options granted to Restricted Stockholders, in which instance such maximum duration shall not exceed five years;

     (g) Such representations and warranties by the Optionee as may be required by Section 21 of this Plan or as may be required by the Board (or the Committee) in its discretion;

     (h) Any other restrictions (in addition to those established under this Plan) as may be established by the Board (or the Committee) with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with this Plan; and

     (i) Such other terms and conditions not inconsistent with this Plan as may be established by the Board (or the Committee).

12.  Taxes, Fees and Expenses
     ------------------------

     The Company shall pay all original issue and transfer taxes (but not income taxed, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

13.  Withholding of Taxes
     --------------------

     The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of any such Option.

14.  Amendment or Termination of the Plan
     ------------------------------------

     (a) The Board may amend this Plan from time to time in such respects as the Board may deem advisable, provided, however, that no such amendment shall operate to (i) change the class of persons eligible to receive Options under the Plan; (ii) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law; or (iii) increase the maximum aggregate number of shares which may be optioned and sold under the Plan, unless such increase is approved by the stockholders of the Company in accordance with Delaware law.

     (b) The Board may at any time terminate this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted, and such Options shall remain in full force and effect as if this Plan had not been terminated.

15.  Options Not Transferable
     ------------------------

     Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

16.  No restrictions on Transfer of Stock
     ------------------------------------

     Common Stock issued pursuant to the exercise of an Option granted under this Plan (hereinafter "Optionee Stock"), or any interest in such Optioned Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any representations or warranties requested under Section 21 of this Plan and also subject to any restrictions imposed pursuant to Section 11(h) of this Plan and to

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compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

17.  Reservation of Shares of Common Stock
     -------------------------------------

     The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

18.  Restrictions on Issuance of Shares
     ----------------------------------

     The Company, during the term of this Plan, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder to the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation have not been obtained.

19.  Notices
     -------

     Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to an Optionee to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath such Optionee's signature on the Stock Option Agreement, or at such other address as such Optionee or his transferee (upon the transfer of Optionee Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Optionee Stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

20.  Adjustments Upon Changes in Capitalization
     ------------------------------------------

     If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization of the Board, an appropriate and proportionate adjustment shall be made in the number and kind of shares which may be issued upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

21.  Representations and Warranties
     ------------------------------

     As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable law, regulation or rule of any governmental agency.

22.  No Enlargement of Employee Rights
     ---------------------------------

     This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in his employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant such employee shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

23.  Legends on Stock Certificates
     -----------------------------

     Unless an appropriate registration statement is filed pursuant to the Securities Act, with respect to the shares of Common Stock issuable under this Plan, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

     "Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements thereunder."

24.  Specific Performance
     --------------------

     The Options granted hereunder and the Optionee Stock issued pursuant to the exercise of such an Option cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its stockholders will be irreparably damaged in the event that this Plan is not specifically enforced. Should any dispute arise concerning the sale or other disposition of an Option and/or Optionee Stock, an injunction may be issued restraining such sale or other disposition of such Option and/or Optionee Stock pending the determination of such controversy. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optionee Stock, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

25.  Invalid Provisions
     ------------------

     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

26.  Applicable Law
     --------------

     This Plan shall be governed by and construed in accordance with the laws of the State of California.

27.  Successors and Assigns
     ----------------------

     This Plan shall be binding on and inure to the benefit of the Company and the employees, directors, consultants, advisers and/or independent contractors to whom an Option is granted hereunder, and such Optionees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

                                       8